                                                                       EX. 99.13

                                                     FREE WRITING PROSPECTUS FOR

GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1

--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     Sponsor

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER




                                 JANUARY 10, 2006

--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR

GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1

-----------------------------------------------



                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

-----------------------------------------------

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.


IO MORTGAGE LOAN CHARACTERISTICS
Aggregate Outstanding Principal Balance  $ 536,908,529
Aggregate Original Principal Balance     $ 536,998,254
Number of Mortgage Loans                     1,972
                                            MINIMUM       MAXIMUM        AVERAGE (1)
Original Principal Balance                  $ 52,500     $ 995,000        $ 272,311
Outstanding Principal Balance               $ 52,500     $ 995,000        $ 272,266
                                            MINIMUM       MAXIMUM   WEIGHTED AVERAGE (2)
Original Term (mos)                           360           360              360
Stated remaining Term (mos)                   354           359              357
Loan Age (mos)                                 1             6                3
Current Interest Rate                        5.000%        9.500%           6.412%
Initial Interest Rate Cap(4)                 3.000%        3.000%           3.000%
Periodic Rate Cap(4)                         1.000%        1.000%           1.000%
Gross Margin(4)                              4.000%        8.500%           5.451%
Maximum Mortgage Rate(4)                     11.000%      15.500%          12.396%
Minimum Mortgage Rate(4)                     5.000%        9.500%           6.395%
Months to Roll(4)                              18           59               25
Original Loan-to-Value                       17.54%       100.00%           78.35%
Credit Score (3)                              503           813              673
                                            EARLIEST      LATEST
Maturity Date                              07/01/2035   12/01/2035

                      PERCENT OF                               PERCENT OF
LIEN POSITION      MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL

1st Lien                  100.00% 2005                             100.00%
2nd Lien                    0.00%
                                  LOAN PURPOSE
OCCUPANCY                         Purchase                          78.03%
Primary                    98.08% Refinance -- Rate/Term             1.88%
Second Home                 0.37% Refinance -- Cashout              20.09%
Investment                  1.55%
                                  PROPERTY TYPE
LOAN TYPE                         Single Family                     74.48%
Fixed Rate                  3.04% Planned Unit Development          16.40%
ARM                        96.96% Condominium                        7.34%
                                  Two- to Four-Family                1.78%
AMORTIZATION TYPE
Fully Amortizing            0.00%
Interest Only             100.00%
Balloon                     0.00%

(1)    Sum of Principal Balance divided by total number of loans.

(2)    Weighted by Outstanding Principal Balance.

(3)    Minimum and Weighting only for loans with scores.

(4)    ARM Loans only

MORTGAGE RATES

                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
-----------------------------------------------------------------------------------------------------------------

5.000% or less           1  $    344,000        0.06%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
5.001% to 5.500%        91    27,806,369        5.18     5.416       701      305,564     78.04    98.12   100.00
5.501% to 6.000%       509   149,804,344       27.90     5.871       684      294,311     78.35    94.68   100.00
6.001% to 6.500%       620   174,803,667       32.56     6.323       672      281,941     77.98    82.98   100.00
6.501% to 7.000%       447   116,373,677       21.67     6.793       669      260,344     78.65    66.58   100.00
7.001% to 7.500%       166    39,307,049        7.32     7.299       655      236,789     78.31    64.45   100.00
7.501% to 8.000%        92    19,398,557        3.61     7.767       643      210,854     79.52    56.58   100.00
8.001% to 8.500%        30     5,985,021        1.11     8.298       630      199,501     80.06    62.64   100.00
8.501% to 9.000%        13     2,692,296        0.50     8.883       605      207,100     81.40    93.37   100.00
9.001% to 9.500%         3       393,550        0.07     9.500       592      131,183     75.05    74.59   100.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:               1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
=================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.412% per annum.


REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
-------------------------------------------------------------------------------------------------------------------------

349 to 360                   1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
=========================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------------

$50,001 to $100,000               67  $  5,743,731        1.07%    6.670%      670  $    85,727     76.52%   93.86%  100.00%
$100,001 to $150,000             304    39,191,722        7.30     6.653       659      128,920     78.41    93.23   100.00
$150,001 to $200,000             370    65,242,863       12.15     6.542       659      176,332     78.43    89.64   100.00
$200,001 to $250,000             302    68,003,657       12.67     6.495       670      225,178     78.45    81.22   100.00
$250,001 to $300,000             230    63,218,766       11.77     6.453       667      274,864     78.68    82.48   100.00
$300,001 to $350,000             197    64,168,165       11.95     6.365       675      325,727     78.07    76.71   100.00
$350,001 to $400,000             155    58,203,381       10.84     6.368       672      375,506     78.12    72.23   100.00
$400,001 to $450,000             130    55,413,451       10.32     6.366       683      426,257     78.48    72.96   100.00
$450,001 to $500,000              89    42,258,275        7.87     6.254       688      474,812     78.34    71.98   100.00
$500,001 to $550,000              52    27,208,013        5.07     6.299       685      523,231     78.68    80.73   100.00
$550,001 to $600,000              38    21,939,535        4.09     6.257       686      577,356     78.73    78.76   100.00
$600,001 to $650,000              20    12,529,076        2.33     6.051       674      626,454     79.65    95.15   100.00
$650,001 to $700,000               6     4,113,500        0.77     6.233       655      685,583     76.62   100.00   100.00
$700,001 to $750,000               5     3,613,000        0.67     6.548       687      722,600     76.09   100.00   100.00
$750,001 to $800,000               2     1,560,000        0.29     5.994       738      780,000     80.00   100.00   100.00
$850,001 to $900,000               4     3,506,394        0.65     6.376       692      876,598     74.37   100.00   100.00
$950,001 to $1,000,000             1       995,000        0.19     5.500       757      995,000     71.84   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
===========================================================================================================================

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $52,500 to approximately $995,000 and the average outstanding principal balance of the Mortgage Loans was approximately $272,266.


PRODUCT TYPES

                                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------------

30 Year Fixed Loans                  72  $ 16,309,160        3.04%    6.955%      647  $   226,516     75.25%   96.73%  100.00%
2/28 LIBOR Loans                  1,548   438,943,767       81.75     6.403       674      283,555     78.54    79.36   100.00
3/27 LIBOR Loans (45 Year Am)       226    51,878,249        9.66     6.318       673      229,550     78.20    86.67   100.00
4/26 LIBOR Loans                     25     5,092,501        0.95     6.393       674      203,700     77.20    75.90   100.00
5/25 LIBOR Loans                    101    24,684,852        4.60     6.408       680      244,404     77.61    88.73   100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
==============================================================================================================================

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------

6 Month Interest-Only           1  $    438,000        0.08%    7.250%      687  $   438,000     75.00%    0.00%  100.00%
24 Month Interest-Only          1       270,450        0.05     6.740       739      270,450     79.99   100.00   100.00
60 Month Interest-Only      1,900   520,189,919       96.89     6.394       674      273,784     78.44    80.54   100.00
120 Month Interest-Only        70    16,010,160        2.98     6.946       647      228,717     75.43    97.46   100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
========================================================================================================================


ADJUSTMENT TYPE

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------

ARM                 1,900  $520,599,369       96.96%    6.395%      674  $   274,000     78.45%   80.50%  100.00%
Fixed Rate             72    16,309,160        3.04     6.955       647      226,516     75.25    96.73   100.00
----------------------------------------------------------------------------------------------------------------
TOTAL:              1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
================================================================================================================

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------

Arizona               76  $ 14,637,468        2.73%    6.765%      655  $   192,598     79.30%   93.73%  100.00%
Arkansas               2       257,750        0.05     6.928       624      128,875     77.14   100.00   100.00
California         1,061   368,055,850       68.55     6.329       678      346,895     77.84    77.33   100.00
Colorado             210    36,915,288        6.88     6.365       655      175,787     79.64    94.26   100.00
Florida               65    14,551,893        2.71     6.764       659      223,875     79.76    72.55   100.00
Georgia               32     5,897,431        1.10     7.150       654      184,295     81.48    93.31   100.00
Idaho                 39     6,273,994        1.17     6.718       660      160,872     78.24    81.96   100.00
Illinois               3       649,350        0.12     7.889       620      216,450     74.56   100.00   100.00
Kansas                11     1,792,850        0.33     6.447       692      162,986     78.35    91.05   100.00
Kentucky               7       976,047        0.18     6.639       639      139,435     78.04   100.00   100.00
Maryland               2       448,000        0.08     6.593       694      224,000     80.00   100.00   100.00
Michigan              47     6,650,522        1.24     6.859       664      141,500     81.58    87.86   100.00
Minnesota             36     6,489,718        1.21     6.348       662      180,270     78.59    92.39   100.00
Mississippi            1       248,000        0.05     6.500       674      248,000     80.00   100.00   100.00
Missouri              20     2,658,099        0.50     7.223       655      132,905     83.32    92.14   100.00
Nebraska               4       528,000        0.10     6.663       675      132,000     85.10    80.85   100.00
Nevada                52    11,914,097        2.22     6.743       670      229,117     78.43    79.72   100.00
North Carolina         5       865,100        0.16     7.582       610      173,020     83.03    79.93   100.00
Ohio                  31     5,119,502        0.95     6.660       669      165,145     81.75    89.84   100.00
Oregon                71    14,013,618        2.61     6.563       678      197,375     78.81    84.95   100.00
Tennessee             11     1,523,650        0.28     7.243       627      138,514     76.42    91.60   100.00
Utah                  48     8,717,674        1.62     6.474       651      181,618     80.04    90.70   100.00
Washington           133    27,058,081        5.04     6.361       678      203,444     78.63    92.78   100.00
Wisconsin              4       566,948        0.11     7.027       653      141,737     82.33    72.50   100.00
Wyoming                1        99,597        0.02     5.875       642       99,597     80.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:             1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
===============================================================================================================

No more than approximately 1.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------

10.01% to 20.00%             1  $     70,000        0.01%    7.990%      597  $    70,000     17.54%  100.00%  100.00%
20.01% to 30.00%             1       178,000        0.03     7.625       578      178,000     29.18   100.00   100.00
30.01% to 40.00%             7       954,000        0.18     7.074       594      136,286     36.45    89.52   100.00
40.01% to 50.00%            15     2,615,613        0.49     6.657       611      174,374     46.52    90.07   100.00
50.01% to 60.00%            22     5,026,360        0.94     6.503       649      228,471     56.87    80.82   100.00
60.01% to 70.00%            70    19,901,665        3.71     6.592       621      284,310     66.64    92.07   100.00
70.01% to 75.00%           420   122,307,490       22.78     6.400       673      291,208     74.82    78.19   100.00
75.01% to 80.00%          1304   353,283,179       65.80     6.342       678      270,923     79.94    79.65   100.00
80.01% to 85.00%            38    11,304,296        2.11     6.625       650      297,481     84.35   100.00   100.00
85.01% to 90.00%            60    14,306,574        2.66     7.307       664      238,443     89.58    96.00   100.00
90.01% to 95.00%            24     5,470,599        1.02     7.061       655      227,942     94.63   100.00   100.00
95.01% to 100.00%           10     1,490,752        0.28     7.610       680      149,075     99.93   100.00   100.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
=====================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00%.


LOAN PURPOSE

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------

Purchase                   1,513  $418,963,192       78.03%    6.372%      680  $   276,909     78.93%   78.31%  100.00%
Refinance -- Cashout         415   107,878,243       20.09     6.559       647      259,948     76.29    89.94   100.00
Refinance -- Rate Term        44    10,067,094        1.88     6.498       649      228,798     76.43    96.73   100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
=======================================================================================================================

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------

Single Family                1,428  $399,898,362       74.48%    6.405%      672  $   280,041     78.22%   81.20%  100.00%
Planned Unit Development       345    88,078,140       16.40     6.407       673      255,299     78.64    83.70   100.00
Condominium                    174    39,384,627        7.34     6.472       678      226,348     78.56    80.56   100.00
Two- to Four-Family             25     9,547,400        1.78     6.465       703      381,896     80.10    49.08   100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
=========================================================================================================================


DOCUMENTATION

                                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    1,316  $331,073,412       61.66%    6.308%      666  $   251,576     78.31%  100.00%  100.00%
Full Documentation -- Bank Statem       329   103,784,580       19.33     6.372       667      315,455     78.70   100.00   100.00
No Income Verification                  257    80,587,672       15.01     6.901       709      313,571     78.05     0.00   100.00
Limited Income Verification              70    21,462,864        4.00     6.370       684      306,612     78.51     0.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
==================================================================================================================================

OCCUPANCY

              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------
Primary         1,929  $526,579,634       98.08%    6.392%      673  $   272,981     78.24%   80.98%  100.00%
Investment         34     8,338,041        1.55     7.512       701      245,236     83.79    81.84   100.00
Second Home         9     1,990,855        0.37     6.886       668      221,206     84.87    79.61   100.00
------------------------------------------------------------------------------------------------------------
TOTAL:          1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
============================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------------
1                                 457  $122,468,060       22.81%    6.941%      674  $   267,983     76.92%   63.68%  100.00%
2                                 677   179,192,123       33.37     6.514       670      264,686     77.86    79.08   100.00
3                                 562   156,780,447       29.20     6.204       672      278,969     79.61    89.92   100.00
4                                  10     3,543,219        0.66     5.944       707      354,322     77.11    87.30   100.00
5                                 247    70,292,586       13.09     5.766       680      284,585     79.32    94.55   100.00
6                                  19     4,632,096        0.86     5.646       672      243,795     78.67   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
============================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ORIGINAL PREPAYMENT PENALTY TERM    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------------------
None                                    77  $ 18,951,980        3.53%    7.011%      672  $   246,130     79.75%   88.11%  100.00%
6 Months                                11     1,792,850        0.33     6.447       692      162,986     78.35    91.05   100.00
12 Months                              172    54,484,094       10.15     6.531       674      316,768     77.25    80.73   100.00
24 Months                            1,166   326,676,955       60.84     6.370       674      280,169     78.58    80.13   100.00
36 Months                              546   135,002,651       25.14     6.380       672      247,258     78.04    82.05   100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
=================================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------
503 to 525            2  $    606,000        0.11%    8.372%      515  $   303,000     66.13%   44.55%  100.00%
526 to 550            7     1,646,245        0.31     7.112       546      235,178     72.25   100.00   100.00
551 to 575           39    10,079,482        1.88     7.437       566      258,448     72.74    95.82   100.00
576 to 600           80    17,471,076        3.25     7.107       591      218,388     75.77    95.98   100.00
601 to 625          230    56,059,028       10.44     6.580       613      243,735     77.55    99.00   100.00
626 to 650          387    97,771,345       18.21     6.401       640      252,639     78.06    94.38   100.00
651 to 675          390   105,344,796       19.62     6.359       662      270,115     78.55    85.76   100.00
676 to 700          342    94,342,996       17.57     6.332       688      275,857     79.21    72.25   100.00
701 to 725          231    72,655,307       13.53     6.266       711      314,525     78.78    65.34   100.00
726 to 750          137    41,406,621        7.71     6.385       738      302,238     79.45    65.63   100.00
751 to 775           79    24,310,002        4.53     6.172       759      307,722     78.63    67.97   100.00
776 to 800           44    14,076,832        2.62     6.250       785      319,928     78.71    56.27   100.00
801 to 813            4     1,138,800        0.21     6.092       805      284,700     80.00   100.00   100.00
--------------------------------------------------------------------------------------------------------------
TOTAL:            1,972  $536,908,529      100.00%    6.412%      673  $   272,266     78.35%   80.99%  100.00%
==============================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cutoff Date was approximately 673.


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------
3.501% to 4.000%         1  $    344,000        0.07%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
4.001% to 4.500%        85    25,340,569        4.87     5.414       698      298,124     78.17    97.93   100.00
4.501% to 5.000%       464   132,509,078       25.45     5.855       684      285,580     78.33    94.90   100.00
5.001% to 5.500%       601   169,637,380       32.59     6.271       673      282,259     78.05    85.80   100.00
5.501% to 6.000%       422   113,896,318       21.88     6.711       668      269,896     78.63    70.88   100.00
6.001% to 6.500%       181    46,514,399        8.93     7.151       668      256,986     79.04    53.09   100.00
6.501% to 7.000%       104    23,406,130        4.50     7.638       651      225,059     79.61    49.10   100.00
7.001% to 7.500%        29     6,296,801        1.21     8.070       646      217,131     80.34    52.91   100.00
7.501% to 8.000%        10     2,261,146        0.43     8.904       611      226,115     80.13    92.10   100.00
8.001% to 8.500%         3       393,550        0.08     9.500       592      131,183     75.05    74.59   100.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:               1,900  $520,599,369      100.00%    6.395%      674  $   274,000     78.45%   80.50%  100.00%
=================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.451% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
11.000% or less            1  $    344,000        0.07%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
11.001% to 11.500%        91    27,806,369        5.34     5.416       701      305,564     78.04    98.12   100.00
11.501% to 12.000%       506   149,209,394       28.66     5.870       684      294,880     78.39    94.86   100.00
12.001% to 12.500%       603   171,021,487       32.85     6.321       672      283,618     78.01    82.68   100.00
12.501% to 13.000%       418   108,392,942       20.82     6.793       670      259,313     78.85    64.50   100.00
13.001% to 13.500%       155    37,594,399        7.22     7.287       658      242,545     78.72    61.66   100.00
13.501% to 14.000%        86    18,427,557        3.54     7.765       644      214,274     79.94    54.99   100.00
14.001% to 14.500%        27     5,148,526        0.99     8.281       635      190,686     80.80    56.57   100.00
14.501% to 15.000%        10     2,261,146        0.43     8.904       611      226,115     80.13    92.10   100.00
15.001% to 15.500%         3       393,550        0.08     9.500       592      131,183     75.05    74.59   100.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,900  $520,599,369      100.00%    6.395%      674  $   274,000     78.45%   80.50%  100.00%
===================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.396% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOAN)

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
July 2007              17  $  4,106,573        0.79%    5.625%      672  $   241,563     78.50%  100.00%  100.00%
August 2007           194    57,323,798       11.01     5.772       678      295,483     79.31    93.32   100.00
September 2007          9     3,425,719        0.66     5.942       710      380,635     78.21    86.86   100.00
October 2007          443   128,291,499       24.64     6.198       672      289,597     79.83    90.40   100.00
November 2007         507   140,862,890       27.06     6.497       671      277,836     78.02    76.88   100.00
December 2007         378   104,933,286       20.16     6.918       677      277,601     77.25    60.52   100.00
July 2008               1       242,382        0.05     5.875       643      242,382     80.00   100.00   100.00
August 2008            41    10,055,000        1.93     5.736       683      245,244     79.16   100.00   100.00
September 2008          1       117,500        0.02     5.990       617      117,500     45.19   100.00   100.00
October 2008           74    17,700,761        3.40     6.202       680      239,199     78.39    86.69   100.00
November 2008          76    16,478,633        3.17     6.508       661      216,824     77.47    85.56   100.00
December 2008          33     7,283,973        1.40     6.990       670      220,726     78.54    70.06   100.00
August 2009             2       402,000        0.08     6.034       710      201,000     80.00   100.00   100.00
October 2009           11     2,171,101        0.42     6.249       663      197,373     76.74    58.29   100.00
November 2009           7     1,481,450        0.28     6.481       662      211,636     78.02   100.00   100.00
December 2009           5     1,037,950        0.20     6.710       699      207,590     75.89    69.00   100.00
July 2010               1       283,140        0.05     5.750       709      283,140     80.00   100.00   100.00
August 2010            10     2,511,788        0.48     5.715       704      251,179     79.98   100.00   100.00
October 2010           31     7,876,385        1.51     6.263       672      254,077     79.62    97.18   100.00
November 2010          40     9,879,440        1.90     6.503       683      246,986     77.89    83.01   100.00
December 2010          19     4,134,100        0.79     6.926       669      217,584     71.52    78.71   100.00
----------------------------------------------------------------------------------------------------------------
TOTAL:              1,900  $520,599,369      100.00%    6.395%      674  $   274,000     78.45%   80.50%  100.00%
================================================================================================================